Exhibit 28















                      JERSEY CENTRAL POWER & LIGHT COMPANY
                      EMPLOYEE SAVINGS PLAN FOR BARGAINING
                                 UNIT EMPLOYEES

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS
                               For the years ended
                           December 31, 1997 and 1996